UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21511

Lazard Global Total Return and Income Fund, Inc.

(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

New York, New York 10112

(Address of principal executive offices) (Zip code)

Mark R. Anderson, Esq.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 632-6000

Date of fiscal year end: 12/31

Date of reporting period: 6/30/26

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard Global Total Return
and Income Fund, Inc.

Semi-Annual Report

June 30, 2026

Lazard Global Total Return and Income Fund, Inc.

Managed Distribution Policy

(unaudited)

Pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”), the Fund’s Board of Directors (the “Board”) has adopted a Managed Distribution Policy to distribute to its stockholders a periodic, level distribution as frequently as monthly, based on a fixed amount per share, a fixed percentage of market price or a fixed percentage of the Fund’s net asset value per common share. Pursuant to the Managed Distribution Policy, the Fund currently distributes a monthly distribution on its common stock equal to, on an annualized basis, 10.0% of the Fund’s net asset value per share as of the close of markets on the last business day of the previous calendar year.

The Fund intends to distribute all available investment income to its stockholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net investment income and short-term capital gains) to fund distributions is not earned on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to stockholders in order to maintain monthly distributions at the rate set forth above. The Fund may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, to meet requirements imposed by the Code and/or the Investment Company Act of 1940, as amended (the “1940 Act”).

You should not draw any conclusions about the Fund’s investment performance from the amount of its monthly distributions or from the terms of the Managed Distribution Policy. The Fund’s total return performance is presented in the financial highlights included in this report.

The Managed Distribution Policy provides that the Board may amend or terminate the Managed Distribution Policy at any time without prior notice to Fund stockholders, including, for example, in response to changes in market conditions, interest rates and/ or currency exchange rates or regulatory requirements.

The amendment or termination of the Managed Distribution Policy could have the effect of creating a market trading discount (if the Fund’s common stock is trading at or above its net asset value) or widening an existing trading discount.

Lazard Global Total Return and Income Fund, Inc.

Lazard Global Total Return and Income Fund, Inc.

Performance Overview

(unaudited)

Comparison of Changes in Value of $10,000 Investment in
LGI, the MSCI ACWI® and the MSCI World®/ACWI Linked Index*

10 Year Change in Value of $10,000 Investment	Value at 6/30/26
LGI at Market Price	$36,148
LGI at Net Asset Value	28,248
MSCI ACWI	33,305
MSCI World/ACWI Linked Index	33,190

Average Annual Total Returns*

Periods Ended June 30, 2026

	One Year	Five Year	Ten Year
Market Price	21.80%	7.49%	13.71%
Net Asset Value	12.90%	5.95%	10.94%
MSCI ACWI®	23.67%	10.98%	12.78%
MSCI World®/ACWI Linked Index	23.67%	10.98%	12.75%

*	Total returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; market price of Lazard Global Total Return and Income Fund, Inc. (the “Fund” or “LGI”) will fluctuate, so that Fund shares, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

Performance results do not include adjustments made for financial reporting purposes in accordance with US Generally Accepted Accounting Principles (“GAAP”), if any, and may differ from amounts reported in the financial highlights.

The performance data of the indices have been prepared from sources and data that Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”) believes

Lazard Global Total Return and Income Fund, Inc.

Performance Overview (concluded)

(unaudited)

to be reliable, but no representation is made as to their accuracy. The MSCI ACWI® is a free-float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI® consists of 47 country indices, consisting of 23 developed and 24 emerging markets country indices. The MSCI World®/ACWI Linked Index is an unmanaged index created by the Investment Manager that links the performance of the MSCI World Index® for all periods through August 31, 2016 (when the Fund changed its Global Equity Strategy) and the MSCI ACWI® for all periods thereafter. The MSCI World Index® is a free-float-adjusted market capitalization index that is designed to measure global developed markets equity performance. The MSCI World Index® consists of 23 developed markets country indices.

Ten Largest Equity Holdings

June 30, 2026 (unaudited)

Security	Value	Percentage of Net Assets
KLA Corp.	$11,076,076	4.7%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	10,836,541	4.5
ASML Holding NV	10,102,633	4.2
Apple, Inc.	9,661,441	4.1
Amazon.com, Inc.	7,239,339	3.0
ABB Ltd.	6,895,246	2.9
Amphenol Corp., Class A	6,638,095	2.8
Microsoft Corp.	6,517,778	2.7
Charles Schwab Corp.	5,205,227	2.2
Visa, Inc., A Shares	5,177,571	2.2

Portfolio Holdings Presented by Sector

June 30, 2026 (unaudited)

Sector	Percentage of Total Investments
Communication Services	3.5%
Consumer Discretionary	7.7
Consumer Staples	7.4
Financials	17.2
Health Care	11.1
Industrials	14.8
Information Technology	25.9
Sovereign Debt	8.4
Short-Term Investments	4.0
Total	100.0%

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments

June 30, 2026 (unaudited)

Description	Shares	Value
Common Stocks—96.0%
Australia—1.0%
Computershare Ltd.	93,443	$2,480,421
Brazil—0.6%
TOTVS SA	246,700	1,371,538
Canada—4.3%
Dollarama, Inc.	23,554	3,115,954
RB Global, Inc.	20,678	2,407,953
Toromont Industries Ltd.	28,017	4,607,174
		10,131,081
China—1.2%
Tencent Holdings Ltd.	50,800	2,799,548
Denmark—0.8%
Carlsberg AS, Class B	10,282	1,349,195
Zealand Pharma AS (*)	14,663	650,080
		1,999,275
France—2.6%
EssilorLuxottica SA	6,680	1,253,252
Legrand SA	15,044	2,539,303
LVMH Moet Hennessy Louis Vuitton SE	3,091	1,711,699
Pernod Ricard SA	9,056	661,268
		6,165,522
Hong Kong—1.8%
AIA Group Ltd.	189,400	1,737,167
Techtronic Industries Co. Ltd.	151,000	2,520,888
		4,258,055
India—0.8%
HDFC Bank Ltd. ADR	71,408	1,844,469
Japan—5.8%
FANUC Corp.	62,300	2,848,672
Japan Post Bank Co. Ltd.	168,000	3,200,267
Mizuho Financial Group, Inc.	96,300	4,624,233
Resona Holdings, Inc.	232,200	3,028,561
		13,701,733

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)

June 30, 2026 (unaudited)

Description	Shares	Value
Netherlands—7.3%
Argenx SE ADR (*)	2,707	$2,511,474
ASM International NV	2,697	3,087,267
ASML Holding NV	5,094	10,102,633
Wolters Kluwer NV	24,566	1,587,728
		17,289,102
Spain—1.3%
Industria de Diseno Textil SA	48,756	3,072,811
Sweden—1.3%
Assa Abloy AB, Class B	45,821	1,618,596
Hexagon AB, B Shares	188,001	1,555,169
		3,173,765
Switzerland—5.1%
ABB Ltd.	63,550	6,895,246
Galderma Group AG	17,244	3,921,334
Partners Group Holding AG	1,768	1,447,639
		12,264,219
Taiwan—4.5%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	22,691	10,836,541
United Kingdom—7.0%
AstraZeneca PLC	21,255	3,976,352
Coca-Cola Europacific Partners PLC	35,223	3,524,766
Diageo PLC	88,935	1,787,575
RELX PLC	127,861	4,029,916
Unilever PLC	55,054	3,304,504
		16,623,113
United States—50.6%
Accenture PLC, Class A	16,115	2,005,351
Alphabet, Inc., Class A	13,320	4,760,168
Amazon.com, Inc. (*)	30,374	7,239,339
Amphenol Corp., Class A	37,648	6,638,095
Aon PLC, Class A	11,576	3,839,643
Apple, Inc.	33,389	9,661,441
AutoZone, Inc. (*)	736	2,352,212
Bank of America Corp.	60,170	3,428,487
Bank of New York Mellon Corp.	24,207	3,500,574
Booz Allen Hamilton Holding Corp.	25,640	1,555,579
Boston Scientific Corp. (*)	36,685	1,565,716
Cencora, Inc.	9,828	2,781,127

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)

June 30, 2026 (unaudited)

Description	Shares	Value
Charles Schwab Corp.	56,413	$5,205,227
Coca-Cola Co.	49,488	4,021,890
Corpay, Inc. (*)	4,421	1,473,387
Danaher Corp.	14,417	2,746,150
Experian PLC	72,846	2,449,641
HealthEquity, Inc. (*)	19,083	1,723,577
Intercontinental Exchange, Inc.	25,378	3,124,286
IQVIA Holdings, Inc. (*)	16,143	3,119,150
KLA Corp.	36,711	11,076,076
McDonald’s Corp.	8,687	2,348,183
Meta Platforms, Inc., Class A	2,944	1,658,326
Microsoft Corp.	17,473	6,517,778
Motorola Solutions, Inc.	7,086	2,942,745
Performance Food Group Co. (*)	22,629	2,529,696
Procter & Gamble Co.	14,425	2,115,282
PTC, Inc. (*)	15,861	1,801,968
S&P Global, Inc.	7,499	3,054,043
Thermo Fisher Scientific, Inc.	7,249	3,634,359
United Rentals, Inc.	2,933	3,322,766
Visa, Inc., A Shares	15,091	5,177,571
Zoetis, Inc.	13,637	979,955
		120,349,788
Total Common Stocks (Cost $149,461,665)		228,360,981

Description	Principal Amount (000) («)	Value
Foreign Government Obligations—9.2%
Brazil—2.5%
Brazil Notas do Tesouro Nacional, 10.000%, 01/01/29	33,360	$5,957,899
Indonesia—0.5%
Indonesia Treasury Bonds, 8.375%, 09/15/26	22,166,000	1,242,014
Malaysia—2.2%
Malaysia Government Bonds:
3.502%, 05/31/27	10,260	2,525,105
3.733%, 06/15/28	10,500	2,598,489
		5,123,594

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)

June 30, 2026 (unaudited)

Description	Principal Amount (000) («)	Value
Mexico—1.1%
Mexico Bonos, 7.750%, 05/29/31	49,000	$2,721,857
Romania—0.7%
Romania Government Bonds, 8.000%, 04/29/30	7,200	1,646,942
Serbia—0.4%
Serbia Treasury Bonds, 4.500%, 08/20/32	101,000	935,370
South Africa—1.8%
South Africa Government Bonds:
10.000%, 03/31/33	44,000	2,946,496
10.500%, 12/21/26	10,667	660,454
10.500%, 12/21/27	10,667	677,405
		4,284,355
Total Foreign Government Obligations (Cost $22,326,208)		21,912,031

Description	Shares	Value
Short-Term Investments—4.4%
Lazard Government Money Market Portfolio, 3.47% (7 Day Yield) (a) (Cost $10,501,644)	10,501,644	$10,501,644
Total Investments—109.6% (Cost $182,289,517) (»)		$260,774,656
Liabilities in Excess of Cash and Other Assets—(9.6)%		(22,868,175)
Net Assets—100.0%		$237,906,481

Notes to Portfolio of Investments:

(*)	Non-income producing security.
(«)	Principal amount denominated in respective country’s currency.
(a)	Affiliated investment.
(»)	The Fund, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (concluded)

June 30, 2026 (unaudited)

Forward Currency Contracts open at June 30, 2026:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
ARS	2,429,878,000	USD	1,510,648	JPM	12/11/26	$—	$23,664
BRL	6,175,950	USD	1,136,141	CIT	09/21/26	37,390	—
CLP	4,174,500,000	USD	4,600,000	HSB	08/05/26	—	69,635
CNY	23,290,950	USD	3,450,000	HSB	11/04/26	—	2,393
CZK	67,498,542	USD	3,212,000	HSB	09/02/26	—	32,763
EGP	152,294,400	USD	2,644,000	JPM	09/14/26	357,632	—
EGP	99,704,100	USD	1,779,636	SCB	09/14/26	185,472	—
HUF	2,454,082,031	USD	7,900,763	JPM	08/19/26	—	34,652
INR	131,490,000	USD	1,350,000	HSB	11/04/26	25,666	—
INR	498,957,025	USD	5,108,444	HSB	12/02/26	99,976	—
KRW	10,225,908,000	USD	6,886,133	HSB	03/03/27	—	240,305
KZT	2,826,090,000	USD	5,298,256	JPM	03/16/27	165,344	—
MXN	49,300,203	USD	2,755,771	HSB	07/14/26	60,627	—
NGN	1,924,704,480	USD	1,369,000	HSB	08/05/26	2,309	—
NGN	5,309,100,000	USD	3,646,360	SCB	11/25/26	—	5,886
PEN	8,462,817	USD	2,409,000	HSB	09/11/26	59,874	—
PEN	11,832,200	USD	3,350,000	HSB	09/11/26	101,830	—
PHP	97,390,125	USD	1,575,000	HSB	08/05/26	6,903	—
PHP	210,987,012	USD	3,406,258	HSB	12/02/26	5,365	—
PLN	14,199,879	USD	3,904,508	HSB	09/02/26	—	129,952
SGD	2,865,051	USD	2,273,704	HSB	12/02/26	—	34,562
TRY	103,399,700	USD	2,094,579	HSB	07/28/26	76,255	—
TRY	160,305,020	USD	2,926,547	SCB	12/02/26	109,617	—
USD	2,940,148	EUR	2,529,693	HSB	12/09/26	29,828	—
USD	3,519,000	HUF	1,092,923,630	HSB	08/19/26	15,833	—
USD	2,065,718	INR	201,764,920	HSB	12/02/26	—	40,428
USD	1,667,679	PHP	103,297,680	HSB	12/02/26	—	2,627
USD	1,061,000	PLN	3,858,522	HSB	09/02/26	35,343	—
USD	1,627,715	RON	7,433,209	SCB	09/11/26	12,867	—
UYU	189,499,600	USD	4,636,189	HSB	03/03/27	—	208
UYU	28,096,042	USD	689,000	JPM	11/10/26	4,319	—
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$1,392,450	$617,075

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Abbreviations and Additional Tables

June 30, 2026 (unaudited)

Security Abbreviations:

ADR	—	American Depositary Receipt

Currency Abbreviations:

ARS	—	Argentine peso
BRL	—	Brazilian Real
CLP	—	Chilean Peso
CNY	—	Chinese Renminbi
CZK	—	Czech Koruna
EGP	—	Egyptian Pound
EUR	—	Euro
HUF	—	Hungarian Forint
INR	—	Indian Rupee
KRW	—	South Korean Won
KZT	—	Kazakhstan Tenge
MXN	—	Mexican New Peso
NGN	—	Nigeria Naira
PEN	—	Peruvian Nuevo Sol
PHP	—	Philippine Peso
PLN	—	Polish Zloty
RON	—	New Romanian Leu
SGD	—	Singapore Dollar
TRY	—	New Turkey Lira
USD	—	United States Dollar
UYU	—	Uruguayan Peso

Counterparty Abbreviations:

CIT	—	Citibank N.A.
HSB	—	HSBC Bank USA N.A.
JPM	—	JPMorgan Chase Bank N.A.
SCB	—	Standard Chartered Bank

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Abbreviations and Additional Tables (concluded)

June 30, 2026 (unaudited)

Portfolio holdings by industry† (as a percentage of net assets):

Common Stocks
Banks	6.8%
Beverages	4.7
Biotechnology	1.4
Broadline Retail	4.3
Building Products	0.7
Capital Markets	6.9
Commercial Services & Supplies	1.0
Communications Equipment	1.2
Consumer Staples Distribution & Retail	1.1
Electrical Equipment	4.0
Electronic Equipment, Instruments & Components	3.4
Financial Services	2.8
Health Care Equipment & Supplies	1.2
Health Care Providers & Services	1.9
Hotels, Restaurants & Leisure	1.0
Household Products	0.9
Insurance	2.3
Interactive Media & Services	3.9
IT Services	0.8
Life Sciences Tools & Services	4.0
Machinery	2.3
Personal Care Products	1.4
Pharmaceuticals	3.7
Professional Services	5.0
Semiconductors & Semiconductor Equipment	14.7
Software	4.1
Specialty Retail	2.3
Technology Hardware, Storage & Peripherals	4.1
Textiles, Apparel & Luxury Goods	0.7
Trading Companies & Distributors	3.4
Subtotal	96.0
Foreign Government Obligations	9.2
Short-Term Investments	4.4
Total Investments	109.6%

†	Industry classifications may be different than those used for compliance monitoring purposes

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Statement of Assets and Liabilities

June 30, 2026 (unaudited)

ASSETS
Investments in securities, at fair value:
Unaffiliated issuers (cost $171,787,873)	$250,273,012
Affiliated issuers (Note 6) (cost $10,501,644)	10,501,644
Cash	396
Foreign currency, at fair value (cost $84,944)	85,016
Dividends and interest receivable	1,111,359
Gross unrealized appreciation on forward currency contracts	1,392,450
Total assets	$263,363,877

LIABILITIES
Payables for:
Management fees	226,783
Accrued directors’ fees	5,616
Line of credit outstanding	23,675,000
Cash collateral received for forward currency contracts	430,000
Gross unrealized depreciation on forward currency contracts	617,075
Other accrued expenses and payables	502,922
Total liabilities	$25,457,396
Net assets	$237,906,481

NET ASSETS
Paid-in capital (Note 2(f))	$168,360,519
Distributable earnings (Accumulated loss)	69,545,962
Net assets	$237,906,481
Shares of common stock outstanding*	13,027,010
Net asset value per share	$18.26
Market value per share	$18.48

*	$0.001 par value, 500,000,000 shares authorized for the Fund.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Statement of Operations

For the Six Months Ended June 30, 2026 (unaudited)

Investment Income:
Dividends:
Unaffiliated issuers (net of foreign withholding taxes of $118,904)	$1,713,446
Affiliated issuer (Note 6)	150,195
Interest (net of foreign withholding taxes of $5,354)	727,396
Total investment income	2,591,037

Expenses:
Management fees (Note 3)	1,382,828
Professional services	121,587
Custodian fees	30,267
Administration fees	27,549
Stockholders’ services	23,925
Stockholders’ reports	20,132
Directors’ fees and expenses	9,112
Other	52,135
Total expenses before interest expense	1,667,535
Interest expense	564,557
Management fees waived and expenses reimbursed	(6,468)
Total expenses	2,225,624
Net investment income (loss)	365,413

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	10,556,819
Foreign currency transactions	(6,426)
Forward currency contracts	2,541,748
Total net realized gain (loss)	13,092,141
Net change in unrealized appreciation (depreciation) on:
Investments	(2,286,843)
Foreign currency translations	(21,389)
Forward currency contracts	(699,906)
Total net change in unrealized appreciation (depreciation)	(3,008,138)
Net realized and unrealized gain (loss)	10,084,003
Net increase (decrease) in net assets resulting from operations	$10,449,416

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Statements of Changes in Net Assets

	Six Months Ended June 30, 2026 (unaudited)	Year Ended December 31, 2025
INCREASE (DECREASE) IN NET ASSETS FROM

Operations:
Net investment income (loss)	$365,413	$122,875
Net realized gain (loss)	13,092,141	18,292,691
Net change in unrealized appreciation (depreciation)	(3,008,138)	14,973,655
Net increase (decrease) in net assets resulting from operations	10,449,416	33,389,221

Distributions to Stockholders (Note 2(f)):
Net investment income and/or net realized gains	(11,981,369)	(19,591,408)
Return of capital	—	(3,311,370)
Net decrease in net assets resulting from distributions	(11,981,369)	(22,902,778)

Capital stock transactions:
Net proceeds from sales	249,258	—
Net increase in net assets from capital stock transactions	249,258	—
Total increase (decrease) in net assets	(1,282,695)	10,486,443
Net assets at beginning of period	239,189,176	228,702,733
Net assets at end of period	$237,906,481	$239,189,176

Transactions in Capital Shares:
Common shares outstanding at beginning of period	13,012,942	13,012,942
Shares sold	14,068	—
Net increase (decrease)	14,068	—
Common shares outstanding at end of period	13,027,010	13,012,942

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Statement of Cash Flows

For the Six Months Ended June 30, 2026 (unaudited)

INCREASE (DECREASE) IN CASH AND FOREIGN CURRENCY

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$10,449,416
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities
(Increase) Decrease in dividends and interest receivable	(62,317)
Increase (Decrease) in cash collateral received for forward currency contracts	(940,000)
Increase (Decrease) in other accrued expenses and payables	(147,608)
Accretion of bond discount and amortization of bond premium, net	107,441
Net realized (gain) loss on investments	(10,556,819)
Net change in unrealized (appreciation)/depreciation on investments, foreign currency translations and forward currency contracts	3,008,138
Purchases of long-term investments	(28,581,487)
Proceeds from disposition of long-term investments#	42,165,692
Purchases of short-term investments, net	(4,739,874)
Net cash provided by (used in) operating activities	10,702,582

Cash flow from financing activities:
Cash distribution paid (Note 2(f))	(11,981,369)
Net proceeds from sales	249,258
Net cash provided by (used in) financing activities	(11,732,111)

Effect of exchange rate changes on cash	(21,389)
Net increase (decrease) in cash, restricted cash and foreign currency	(1,050,918)

Cash, restricted cash and foreign currency:*
Beginning balance	1,136,330
Ending balance	$85,412

Supplemental disclosure of cash flow information:
Cash paid during the period for interest expense	$(682,692)

#	The differences, if any, between the cost disclosed on the Schedule of Investments and in the Statement of Cash Flows relate to corporate action income adjustments made during the period ended June 30, 2026.

*	Includes foreign currency of $85,016 and $1,136,185 as of June 30, 2026 and December 31, 2025, respectively.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Financial Highlights

Selected data for a share of common stock outstanding throughout each period

	Six Months Ended	Year Ended
	6/30/26†	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net asset value, beginning of period	$18.38	$17.58	$17.93	$16.01	$21.38	$19.74
Income (Loss) from investment operations:
Net investment income (loss)	0.03	0.01	(0.03)	0.02	0.05	0.10
Net realized and unrealized gain (loss)	0.77	2.55	1.20	3.02	(3.92)	3.51
Total from investment operations	0.80	2.56	1.17	3.04	(3.87)	3.61
Less distributions from (Note 2(f)):
Net investment income	(0.92)	(0.46)	—	(0.37)	(0.04)	(0.36)
Net realized gains	—	(1.05)	(1.52)	(0.04)	(1.46)	(0.98)
Return of capital	—	(0.25)	—	(0.71)	—	(0.63)
Total distributions	(0.92)	(1.76)	(1.52)	(1.12)	(1.50)	(1.97)
Net asset value, end of period	$18.26	$18.38	$17.58	$17.93	$16.01	$21.38
Market value, end of period	$18.48	$17.44	$15.98	$15.32	$14.64	$20.21
Total Return based upon (a):
Net asset value	4.56%	15.34%	6.51%	19.68%	–18.20%	18.81%
Market value	11.57%	21.18%	14.33%	12.86%	–20.45%	25.10%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$237,906	$239,189	$228,703	$233,306	$208,335	$278,169
Ratios to average net assets (b):
Total expenses	1.92%	2.00%	2.16%	2.32%	1.90%	1.49%
Net investment income (loss)	0.31%	0.05%	–0.15%	0.09%	0.31%	0.47%
Portfolio turnover rate	11%	13%	21%	5%	15%	16%
Asset coverage per $1,000 of loan outstanding (c)	$11,049	$11,103	$10,660	$10,455	$8,666	$11,557
Bank borrowing outstanding (in thousands)	$23,675	$23,675	$23,675	$24,675	$27,175	$26,350

†	Unaudited

(a)	Total return based on per share market price assumes the purchase of common shares at the closing market price on the business day immediately preceding the first day, and sale of common shares at the closing market price on the last day, of each period indicated; dividends and distributions are assumed to be reinvested in accordance with the Fund’s Dividend Reinvestment Plan. The total return based on net asset value, or NAV, assumes the purchase of common shares at the “net asset value, beginning of period” and sale of common shares at the “net asset value, end of period”, for each of the periods indicated; distributions are assumed to be reinvested at NAV. Past performance is not indicative, or a guarantee, of future results; the market price of the Fund will fluctuate, so that an investor’s shares in the

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Financial Highlights (concluded)

Selected data for a share of common stock outstanding throughout each period

Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares. Returns for a period of less than one year are not annualized.

(b)	Annualized for a period of less than one year.

(c)	Calculated as the sum of the Fund’s Net Assets and line of credit outstanding, as both figures are shown on the Fund’s Statement of Assets and Liabilities, then dividing that sum by the line of credit outstanding and multiplying the result by 1,000.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements

June 30, 2026 (unaudited)

1. Organization

Lazard Global Total Return and Income Fund, Inc. was incorporated in Maryland on January 27, 2004 and is registered under the 1940 Act as a diversified, closed-end management investment company. The Fund trades on the New York Stock Exchange (“NYSE”) under the ticker symbol “LGI” and commenced operations on April 28, 2004. The Fund’s investment objective is total return, consisting of capital appreciation and income.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, and exchange-traded funds, are valued at the last reported sales price (for U.S. listed equity securities) or the closing price (for non-U.S. listed equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the Nasdaq, the Nasdaq Official Closing Price. If there is no available closing price for a non-U.S. listed equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/ or a matrix system which considers such factors as other security prices, yields and maturities.

Trading on certain non-U.S. securities exchanges or markets, such as those in Europe and Asia, ordinarily may be completed before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, securities in non-U.S. countries may not trade on all business days in New York and on which the NAV of the Fund is calculated.

Events occurring after the close of trading on foreign exchanges may affect the fair value of foreign securities as of the close of regular trading on the NYSE, when the Fund’s NAV is calculated. When valuing foreign equity securities, the Fund uses an independent pricing service that values such securities to reflect market trading that

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2026 (unaudited)

occurs after the close of the applicable foreign markets of comparable securities or other instruments, which have a strong correlation to the fair-valued securities.

The Board has designated the Investment Manager to perform fair value determinations pursuant to Rule 2a-5 under the 1940 Act. The Investment Manager has created a Valuation Sub-Committee of its Valuation and Liquidity Committee, which may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio management team also will be considered. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Securities Transactions and Investment Income—The Fund’s securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments is recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from non-U.S. securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Interest income is accrued daily. The Fund amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

The Fund may be subject to taxes imposed by non-U.S. countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized and/ or unrealized). The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and/or unrealized) from the applicable portfolio securities.

As a result of several court cases in certain countries across the European Union, the Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these claims, and the potential timing of payment, and accordingly no amounts are reflected in the financial statements until a positive decision has been awarded, at which time the amount will be recorded within dividend income on the Statement of Operations. Such amounts, if and when recorded, would increase dividend income, resulting in an increase in the Fund’s NAV per share.

(c) Leverage—The Fund uses leverage to invest Fund assets in currency investments, primarily using forward currency contracts and by borrowing under a credit facility with State Street Bank and Trust Company (“State Street”).

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2026 (unaudited)

(d) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Daily fluctuations in the value of forward currency contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Fund records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed. Net realized gain (loss) on foreign currency transactions and forward currency contracts represent net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

During the period ended June 30, 2026, the Fund traded in forward currency contracts.

(e) Federal Income Taxes—The Fund’s policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute all of its taxable income, including any net realized capital gains, to stockholders. Therefore, no federal income tax provision is required.

At December 31, 2025, the Fund had $4,453,756 in unused short-term realized capital loss carryovers and $5,231,093 in unused long-term realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date. The unused realized capital loss carryovers above include amounts acquired from Lazard World Dividend and Income Fund, Inc. (which traded on the NYSE under the ticker symbol LOR and was acquired by the Fund on December 3, 2019) and may be subject to future limitations.

During the year ended December 31, 2025, the Fund utilized realized capital loss carryovers from previous years amounting to $946,390.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2026 (unaudited)

Post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2025, the Fund elected to defer such losses as follows:

Post-October Capital Loss Deferral	Late-Year Ordinary Loss Deferral
$1,022,812	$—

For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$182,289,517	$91,166,936	$12,681,797	$78,485,139

Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(f) Dividends and Distributions—The Fund intends to declare and pay dividends monthly. Distributions to stockholders are recorded on the ex-dividend date. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund, if not distributed.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency and fixed-income transactions, capital loss carryforwards, currency straddles, adjustments in relation to any reorganization, distribution re-designations, and wash sales. The book/tax differences relating to stockholder distributions may result in reclassifications among certain capital accounts.

Concurrent with the monthly distributions paid throughout the year pursuant to the Fund’s Managed Distribution Policy, the Fund issues notices required by Section 19(a) of the 1940 Act (the “Section 19(a) Notices”), which notify investors if the Fund has distributed more than its then-current net investment income and providing the estimated source(s) of the distribution. For 2025, $0.25447 of the $1.76000 per share distributed was a return of capital. The Section 19(a) Notices may also be viewed at www.lazardassetmanagement.com.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2026 (unaudited)

The amounts and sources of distributions shown on the Section 19(a) Notices are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the cumulative distributions for tax reporting purposes will depend upon the Fund’s investments during the year and may be subject to changes based on tax regulations. The Fund will provide stockholders a Form 1099-DIV each calendar year explaining how to report these distributions for federal income tax purposes.

(g) Allocation of Expenses—Expenses common to the Fund, Lazard Active ETF Trust, The Lazard Funds, Inc. and Lazard Retirement Series, Inc. (each a “Lazard Fund” and collectively, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, not directly chargeable to one or more specific Lazard Funds (or a series thereof, as applicable) are allocated to the Fund primarily on the basis of relative net assets.

(h) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(i) Net Asset Value—The NAV per share for the Fund is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. The NAV per share is determined by dividing the value of the total assets of the Fund, less all liabilities, by the total number of Fund shares outstanding.

3. Investment Management Agreement

The Fund has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager manages the investment operations of the Fund and the assets of the Fund, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions, and provides the Fund with administrative, operational and compliance assistance services.

The Fund has agreed to pay the Investment Manager an annual investment management fee of 0.85% of the Fund’s average daily “Total Leveraged Assets” (the Fund’s total assets including Financial Leverage (defined below)) for the services provided by the Investment Manager, payable on a monthly basis. For the period ended June 30, 2026, the effective annualized management fee, as a percentage of the Fund’s average net assets, was 1.19%.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2026 (unaudited)

The fee paid to the Investment Manager will be higher when the Investment Manager uses Currency Commitments (defined below) and Borrowings (defined below) (collectively “Financial Leverage”) to make Currency Investments, rather than by reducing the percentage of “Net Assets” (the Fund’s assets without taking into account Financial Leverage) invested in Global Equity Investments for the purposes of making Currency Investments. “Global Equity Investments” refers to investments in the Fund’s global equity strategy generally consisting of approximately 60 to 80 U.S. and non-U.S. equity securities, including ADRs, generally of companies with market capitalizations greater than $2 billion, and may include investments in emerging markets. “Currency Investments” are investments in foreign, primarily emerging market, currencies (mainly by entry into forward currency contracts), or instruments whose values are derived from the performance of an underlying foreign currency, and also may include debt obligations, including government, government agency and corporate obligations and structured notes denominated in emerging market currencies. “Currency Commitments” are the aggregate financial exposures created by forward currency contracts in excess of the financial exposure represented in the Fund’s Net Assets, and “Borrowings” refers to the borrowings under the Fund’s credit facility. Assuming Financial Leverage in the amount of 33⅓% of the Fund’s Total Leveraged Assets, the annual fee payable to the Investment Manager would be 1.28% of Net Assets (i.e., not including amounts attributable to Financial Leverage).

The following is an example of this calculation of the Investment Manager’s fee, using very simple illustrations. If the Fund had assets of $1,000, it could invest $1,000 in Global Equity Investments and enter into $500 in forward currency contracts (because the Fund would not have to pay money at the time it enters into the currency contracts). Similarly, the Fund could invest $1,000 in Global Equity Investments, borrow $500 and invest the $500 in foreign currency denominated bonds. In either case, the Investment Manager’s fee would be calculated based on $1,500 of assets, because the fee is calculated based on Total Leveraged Assets (Net Assets plus Financial Leverage). In this example, the Financial Leverage is in the form of either the forward currency contracts (Currency Commitments) or investments from Borrowings. The amount of the Financial Leverage outstanding, and therefore the amount of Total Leveraged Assets on which the Investment Manager’s fee is based, fluctuates daily based on changes in value of the Fund’s portfolio holdings, including changes in value of the currency involved in the forward currency contracts and foreign currency denominated bonds acquired with the proceeds of Borrowings. However, the Investment Manager’s fee will be the same regardless of whether Currency Investments are made with Currency Commitments or with Borrowings (without taking into account the cost of Borrowings).

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2026 (unaudited)

This method of calculating the Investment Manager’s fee is different than the way closed-end investment companies typically calculate management fees. Traditionally, closed-end investment companies calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments). The Investment Manager’s fee is different because the Fund’s leverage strategy is different than the leverage strategy employed by many other closed-end investment companies. Although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments, rather than relying exclusively on borrowing money and/or issuing preferred stock, as is the strategy employed by most closed-end investment companies. The Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts). Using the example above, where the Fund has assets of $1,000 and invests $1,000 in Global Equity Investments and $500 in forward currency contracts, the following table illustrates how the Investment Manager’s fee would be different if it did not earn management fees on these types of Currency Investments.

Beginning assets of $1,000	Fund’s management fee based on Total Leveraged Assets (includes Currency Commitments)	Typical management fee formula, calculated excluding Currency Commitments
Global Equity Investments (Net Assets)	$1,000	$1,000
Currency Commitments	$ 500	$ 500
Assets used to calculate management fee	$1,500	$1,000
Management fee (0.85%)	$12.75	$ 8.50

Investment Manager Fee Conflict Risk—The fee paid to the Investment Manager for investment management services will be higher when the Fund uses Financial Leverage, whether through forward currency contracts or Borrowings, because the fee paid will be calculated on the basis of the Fund’s assets including this Financial Leverage. Consequently, the Investment Manager may have a financial interest for the Fund to utilize such Financial Leverage, which may create a conflict of interest between the Investment Manager and the stockholders of the Fund.

The Fund has implemented procedures to monitor this potential conflict.

The Fund may invest in other investment companies managed by the Investment Manager. The Fund deducts any fees charged by such investment company from the payment to be made to the Investment Manager under the Management Agreement.

4. Administration, Custody and Transfer Agency Agreements

State Street serves as the Fund’s custodian and provides the Fund with certain administrative services.

Computershare Trust Company, N.A. is the Fund’s transfer agent and registrar, while Computershare, Inc. acts as the Fund’s dividend disbursing agent.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2026 (unaudited)

5. Directors’ Compensation

The Statement of Operations shows the fees and expenses paid to the Independent Directors of the Fund (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act)). Certain Directors of the Fund are officers of the Investment Manager, and such “interested persons” of the Fund are not compensated by the Fund. Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement.

6. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2026 were $28,581,489 and $42,136,580 respectively.

For the period ended June 30, 2026, the Fund did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

A summary of the Fund’s transactions in Lazard mutual funds for the period ended June 30, 2026 is as follows:

Issuer	Values at December 31, 2025	Purchase cost	Sales proceeds	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Dividend income	Shares at June 30, 2026	Values at June 30, 2026
Lazard Government Money Market Portfolio	$5,761,770	$40,354,761	$(35,614,887)	$ —	$ —	$150,195	10,501,644	$10,501,644

Management fee waivers associated with affiliated investments are disclosed in the Statement of Operations.

7. Line of Credit

The Fund has a $50 million credit agreement (the “Credit Agreement”) with State Street primarily to borrow to invest Fund assets in Currency Investments other than Currency Commitments. The Fund may borrow up to the lesser of $50 million or 33⅓% of its Total Leveraged Assets. The interest rate on Borrowings is the higher of (a) the Federal Funds Rate (but not less than 0.0%) plus 0.90% and (b) the Secured Overnight Financing Rate (but not less than 0.0%) plus 0.90%. Under the Credit Agreement, the Fund has agreed to pay a 0.15% per annum fee on the unused portion of the commitment line amount (0.25% per annum if the unused portion is less than 25% of the $50 million committed line amount), payable quarterly in arrears. During the period ended June 30, 2026, the Fund had Borrowings under the Credit Agreement as follows:

Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate
$23,675,000	$23,675,000	4.65%

* For the 365 days Borrowings were outstanding.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2026 (unaudited)

Management believes that the fair value of the liabilities under the Credit Agreement is equivalent to the recorded amount based on its short-term maturity and interest rate, which fluctuates with the Federal Funds Rate and Secured Overnight Financing Rate. The Borrowings outstanding under the Credit Agreement as of June 30, 2026 are categorized as Level 2 in the fair value hierarchy, which is further discussed in Note 10.

8. Investment Risks

(a) Market Risk—The Fund’s investment portfolio may incur losses due to declines in one or more markets in which it invests. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). To the extent that such developments impact specific industries, market sectors, countries or geographic regions, the Fund’s investments in such industries, market sectors, countries and/or geographic regions can be expected to be particularly affected, especially if such investments are a significant portion of its investment portfolio. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s investments. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers worldwide. As a result, local, regional or global events such as war or military conflict, acts of terrorism, the spread of infectious illness or other public health issues, social unrest, natural disasters, extreme weather, other geological events, man-made disasters, supply chain disruptions, deflation, inflation, government defaults, government shutdowns, the imposition of sanctions or other similar measures, recessions or other events could have a significant negative impact on global economic and market conditions. For example, a public health or other emergency and aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, may have severe negative impacts on markets worldwide. Additionally, general market conditions may affect the value of the Fund’s securities, including changes in interest rates, currency rates or monetary policies. Furthermore, the imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions), or the threat or potential of one or more such events and developments, could lead to price volatility and overall declines in the U.S. and global investment markets.

(b) Leverage Risk—Using leverage is a speculative investment technique and involves certain risks. These include higher volatility of net asset value, the likelihood of more volatility in the market value of common stock and, with respect to Borrowings, the possibility either that the Fund’s return will fall if the interest rate on any Borrowings rises, or that income will fluctuate because the interest rate of Borrowings varies.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2026 (unaudited)

To the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s Currency Investments, the benefit of leverage to stockholders is reduced, and if the then-current cost of any leverage were to exceed the net return on the Fund’s Currency Investments, the Fund’s leveraged capital structure would result in a lower rate of return than if the Fund were not so leveraged. There is no assurance that any leverage strategy the Fund employs will be successful.

If the market value of the Fund’s Currency Investments declines, the leverage will result in a greater decrease in net asset value, or a lower increase in net asset value, than if the Fund were not leveraged. A greater net asset value decrease may be expected to cause a greater decline in the market price for the Fund’s common stock.

(c) Non-U.S. Securities Risk—The performance of the Fund’s investment portfolio will be influenced by political, social and economic factors affecting the non-U.S. countries and companies in which the Fund invests. Non-U.S. securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. Non-U.S. securities may also subject the Fund’s investments to changes in currency rates, which can make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Non-U.S. securities may be subject to economic sanctions or other governmental actions or developments, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) or problems related to share registration, trade settlement or asset custody, which could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities. To the extent the Fund holds securities subject to such actions, the securities may become difficult to value and/ or less liquid (or illiquid). In some cases, the securities may become worthless. In addition, as a result of trade restrictions (including tariffs) and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices.

(d) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. Further, investments in securities of issuers located in certain emerging countries involve the risk of loss resulting from problems in share registration, settlement or custody, substantial economic, political and social disruptions and the threat or imposition of sanctions or exchange controls (including repatriation restrictions). The securities markets of emerging market countries have historically been extremely volatile and less liquid than more developed markets, thus, the Fund may be unable to liquidate its positions in such securities at a favorable

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2026 (unaudited)

time or price. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. Significant devaluation of emerging market currencies against the U.S. dollar may occur subsequent to acquisition of investments denominated in emerging market currencies. Emerging market countries may also be more susceptible to fraud, corruption, and money laundering, which may result in negative commercial consequences in relation to the value, liquidity and tradability of investments in or related to those regions. Currency Investments entail the general risks of investing in non-U.S. issuers to a heightened degree.

(e) Foreign Currency Risk—Investments denominated in currencies other than U.S. dollars may experience a decline in value, in U.S. dollar terms, due solely to fluctuations in currency exchange rates. In addition, such investments denominated in such currencies (particularly currencies of emerging markets countries), as well as any investments in currencies themselves, could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of currencies. Irrespective of any foreign currency exposure hedging, the Fund may experience a decline in the value of its portfolio securities, in U.S. dollar terms, due solely to fluctuations in currency exchange rates.

(f) Forward Currency Contracts Risk—Forward currency contracts may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since forward currency contracts, like most derivative instruments, have a leverage component that provides investment exposure in excess of the amount invested. Forward currency contracts are subject to the risks of the creditworthiness of, and default by, the counterparty and consequently may lose all or a portion of their value due solely to the creditworthiness of, or default by, the counterparty.

Forward currency contracts also may be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the value of such contracts. Forward currency contracts are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currencies. As such, a small investment could have a potentially large impact on the performance of the Fund’s portfolio. Forward currency contracts incur costs, which reduce returns, and costs of engaging in such transactions may outweigh any gains. Successful use of forward currency contracts is subject to the Investment Manager’s ability to accurately predict movements in currency exchange rates. Use of forward currency contracts may cause the Fund’s investment portfolio to experience losses greater than if the Fund had not engaged in such transactions. Derivatives transactions are also subject to operational and legal risk.

(g) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2026 (unaudited)

adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility and decreased liquidity and, as a result, the Fund may have to liquidate portfolio securities at disadvantageous prices.

The Fund’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some debt securities may give the issuer the option to call, or redeem, the securities before their maturity, and, during a time of declining interest rates, the Fund may have to reinvest the proceeds of called or redeemed securities in an investment offering a lower yield (and the Fund may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

(h) Sovereign Debt Risk—Investments in non-U.S. sovereign debt obligations create exposure to the direct or indirect consequences of political, social or economic conditions and events in the countries that issue the obligations and involve special risks not present in investments in U.S. government debt or debt of corporate issuers. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. government debt or debt of corporate issuers and there may be limited secondary market liquidity. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. For example, there may be no bankruptcy or similar proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign debt risk is increased for emerging market issuers, and certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness. Certain emerging markets countries have declared moratoria on the payment of principal and interest on their sovereign debt.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2026 (unaudited)

(i) Sector Risk—Implementation of the Fund’s investment strategy may, during certain periods, result in the investment of a significant portion of the Fund’s assets in a particular market sector, such as information technology companies, and the Fund would be expected to be affected by developments in that sector.

(j) Fund Distribution Risk—Pursuant to the Fund’s distribution policy, the Fund intends to make regular distributions on its shares of common stock. To the extent the total monthly distributions for a year exceed the Fund’s net investment income and net realized capital gain, the excess will generally be treated as a return of capital up to the amount of a stockholder’s tax basis in the Fund’s common stock. Any distributions which constitute a return of capital will reduce a stockholder’s tax basis in the Fund’s common stock, thereby increasing such stockholder’s potential gain or reducing potential loss on the sale of the Fund’s common stock. In addition, such excess distributions will decrease the Fund’s assets and may increase the Fund’s expense ratio. To make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. Any amounts distributed to a stockholder in excess of the stockholder’s basis in the Fund’s common stock will generally be taxable to the stockholder as capital gain.

(k) Market Discount from Net Asset Value—Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. Whether an investor will realize gains or losses upon the sale of the Fund’s common stock will depend not only upon the Fund’s net asset value but also upon whether the market price of the Fund’s common stock at the time of sale is above or below the investor’s purchase price for the Fund’s common stock and distributions made to the investor. Because the market price of the Fund’s common stock will be determined by factors such as relative supply of and demand for the Fund’s common stock in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Fund’s common stock will trade at, below or above net asset value or at, below or above the price at which an investor bought shares of the Fund’s common stock. The Fund’s common stock is designed primarily for long-term investors, and investors should not view the Fund as a vehicle for trading purposes.

(l) Cybersecurity Risk—The Fund and its service providers are susceptible to operational and information security and related risks of cybersecurity incidents. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing. Cybersecurity incidents affecting the Investment Manager, transfer agent or custodian or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations,

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2026 (unaudited)

potentially resulting in financial losses, including by impediments to the Fund’s investment trading; the inability of Fund stockholders to transact in shares of the Fund’s common stock; interference with the Fund’s ability to calculate its NAV; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities, exchange and other financial market operators; and banks, brokers, dealers, insurance companies and other financial institutions and other parties. There are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Fair Value Measurements

Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1—unadjusted quoted prices in active markets for identical assets and liabilities

•	Level 2—other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2026 (unaudited)

Changes in valuation methodology or inputs may result in transfers into or out of the current assigned level within the hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Fund’s assets and liabilities by each fair value hierarchy level as of June 30, 2026:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2026
Assets:
Common Stocks*
Australia	$—	$2,480,421	$—	$2,480,421
Brazil	1,371,538	—	—	1,371,538
Canada	10,131,081	—	—	10,131,081
China	—	2,799,548	—	2,799,548
Denmark	—	1,999,275	—	1,999,275
France	—	6,165,522	—	6,165,522
Hong Kong	—	4,258,055	—	4,258,055
India	1,844,469	—	—	1,844,469
Japan	—	13,701,733	—	13,701,733
Netherlands	2,511,474	14,777,628	—	17,289,102
Spain	—	3,072,811	—	3,072,811
Sweden	—	3,173,765	—	3,173,765
Switzerland	—	12,264,219	—	12,264,219
Taiwan	10,836,541	—	—	10,836,541
United Kingdom	3,524,766	13,098,347	—	16,623,113
United States	117,900,147	2,449,641	—	120,349,788
Foreign Government Obligations*	—	21,912,031	—	21,912,031
Short-Term Investments	10,501,644	—	—	10,501,644
Other Financial Instruments†
Forward Currency Contracts	—	1,392,450	—	1,392,450
Total	$158,621,660	$103,545,446	$—	$262,167,106
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(617,075)	$—	$(617,075)

*	Portfolio holdings are disclosed on an individual basis in the Portfolio of Investments.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2026 (unaudited)

Certain equity securities that are included in Level 2 were valued based on reference to similar securities that were trading on active markets.

An investment may be classified as a Level 3 investment if events (e.g., company announcements, market volatility, or natural disasters) occur that are expected to materially affect the value of the investment or if a price is not available through a pricing source in the Fund’s pricing matrix. In this case, the investment will be valued by the Valuation Sub-Committee of the Fund’s Valuation and Liquidity Committee, reflecting its fair market value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Sub-Committee include, but are not limited to, valuation techniques such as using theoretical ex-rights price models, applying a change in price from a market proxy to a halted security, or determining the intrinsic value of securities.

When determining the price for Fair Valued Investments, the Valuation Sub-Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of the Fair Valued Investment in an arm’s-length transaction. Any fair value determinations shall be based upon all available information and factors that the Valuation Sub-Committee deems relevant and consistent with the principles of fair value measurements.

11. Derivative Instruments

During the period ended June 30, 2026, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts:
Average amounts purchased	$85,900,000
Average amounts sold	$18,600,000

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2026:

Assets – Derivative Financial Instruments		Total
Forward currency contracts	Unrealized appreciation on forward currency contracts	$1,392,450

Liabilities – Derivative Financial Instruments
Forward currency contracts	Unrealized depreciation on forward currency contracts	$617,075

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2026 (unaudited)

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2026 was:

Net Realized Gain (Loss) from:	Total
Forward currency contracts	$2,541,748

Net Change in Unrealized Appreciation (Depreciation) on:	Total
Forward currency contracts	$(699,906)

As of June 30, 2026, the Fund held derivative instruments that are eligible for offset in its Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

The required information for the Fund is presented in the below table, as of June 30, 2026:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward currency contracts	$1,392,450	$ —	$1,392,450

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received (a)	Net Amounts of Derivative Assets
Citibank N.A.	$37,390	$—	$—	$37,390
HSBC Bank USA N.A.	519,809	(519,809)	—	—
JPMorgan Chase Bank N.A.	527,295	(58,316)	(430,000)	38,979
Standard Chartered Bank	307,956	(5,886)	—	302,070
Total	$1,392,450	$(584,011)	$(430,000)	$378,439

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward currency contracts	$617,075	$ —	$617,075

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (concluded)

June 30, 2026 (unaudited)

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (a)	Net Amounts of Derivative Liabilities
HSBC Bank USA N.A.	$552,873	$(519,809)	$—	$33,064
JPMorgan Chase Bank N.A.	58,316	(58,316)	—	—
Standard Chartered Bank	5,886	(5,886)	—	—
Total	$617,075	$(584,011)	$—	$33,064

(a)	Collateral amounts disclosed in the table above may be adjusted due to the requirement to limit collateral amounts to avoid the effect of over-collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

12. Common Stock

The Fund may repurchase shares of its common stock in the future, at such times and in such amounts as is deemed advisable and in accordance with applicable law, subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer’s stock by the issuer, the ability of the Fund to raise cash to repurchase shares of its common stock in a tax efficient manner and general market conditions.

13. Segment Reporting

The Fund operates as a single operating segment. Its operating results are regularly reviewed by the chief operating decision maker (“CODM”) for resource allocation and performance assessment. The Chief Operating Officer of the Investment Manager acts as the CODM for the Fund. The financial information provided to and reviewed by the CODM is presented within the Fund’s financial statements.

14. Subsequent Events

Management has evaluated subsequent events potentially affecting the Fund through the issuance of the financial statements and has determined that there were no subsequent events that required adjustment or disclosure.

Lazard Global Total Return and Income Fund, Inc.

Proxy Voting Results

(unaudited)

An annual meeting of stockholders was held on April 30, 2026, to vote on the following proposal. The proposal received the required number of votes of stockholders and was adopted.

Election of the following Directors:

One Class I Director and three Class III Directors, each to serve for a three-year term expiring at the 2029 annual meeting and until his or her successor is duly elected and qualified.

Director	For	Withhold Authority
Franci J. Blassberg	9,450,777	840,165
Robert L. Forsyth	10,140,678	150,264
Richard Reiss, Jr.	9,481,261	809,681
Jennifer A. Ryan	10,094,438	196,504

Lazard Global Total Return and Income Fund, Inc.

Other Information

(unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at https://www.sec.gov.

The proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Schedule of Fund Holdings

The Fund files the complete schedule of its holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Form N-PORT reports are available on the SEC’s website at https://www.sec.gov.

Board Consideration of Management Agreement

At meetings of the Board held on May 27, 2026 and June 30, 2026, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund, and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel, who advised the Board on relevant legal standards and met with the Independent Directors in executive sessions separate from representatives of the Investment Manager.

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written materials provided in advance of the meetings in response to detailed questions from the Independent Directors and their counsel, including, at the June 30, 2026 meeting, additional information requested by the Independent Directors at the May 27, 2026 meeting.

In connection with its consideration of the Management Agreement, the Board considered, among other things: (i) the nature, quality and extent of the Investment Manager’s services, (ii) the investment performance of the Fund as well as performance information for comparable funds, (iii) the fees and other expenses paid by the Fund as well as expense information for comparable funds, (iv) the profitability of the Investment Manager and its affiliates from their respective relationships with the Fund, (v) whether economies of scale have been realized as the Fund grows and whether potential economies have been shared, in some measure, with investors and (vi) other benefits to the Investment Manager from its relationship with the Fund. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the Management Agreement, and each Director may have afforded different weight to the various factors.

Lazard Global Total Return and Income Fund, Inc.

Other Information (continued)

(unaudited)

Services Provided

The Investment Manager’s materials addressed, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients. As of March 31, 2026, the Lazard Funds complex of 29 active funds comprised approximately $26.3 billion of the approximately $259.2 billion of total assets under the management of the Investment Manager and its global affiliates, of which $225.0 million (unlevered) was in the Fund.

The Board considered the various services provided by the Investment Manager including the Investment Manager’s research, portfolio management and trading capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements, as well as regular reporting to, and support of, the Board. The Investment Manager’s representatives stated that the Investment Manager believes that the Fund and its stockholders continue to be able to obtain significant benefits as a result of the resources and support of the Investment Manager’s global research, portfolio management, trading, operations, risk management, technology and legal and compliance infrastructure. The Board also considered information provided by the Investment Manager regarding its resources relevant to providing services pursuant to the Management Agreement; the qualifications, experience and other information regarding senior management and key professional personnel responsible for providing services to the Fund; the adequacy of the Investment Manager’s staffing to provide services pursuant to the Management Agreement; and the Investment Manager’s financial condition.

The Board considered the position of the Investment Manager that the Fund benefits from the services and infrastructure provided by the Investment Manager and that such services and infrastructure are greater than those typically provided to a closed-end fund of comparable size not managed by a large, global firm such as the Investment Manager.

Comparative Fee, Expense Ratio and Performance Information

ISS Advisory Fee and Expense Ratio Comparisons. The Board reviewed information prepared by Institutional Shareholder Services, Inc. (“ISS”), an independent provider of investment company data, including, among other information, the Fund’s contractual advisory fee (i.e., without giving effect to any fee waivers) and net expense ratio (i.e., after giving effect to any expense limitation agreed to by the Investment Manager), each on both an unleveraged (“common assets”) and leveraged (“managed assets”) basis compared to those of a group of leveraged closed-end funds not advised by the Investment Manager that were selected by ISS as comparable to the Fund, for expense and performance comparison purposes, based on ISS’s methodology (the “Peer Group”). It was noted that the Fund was the only closed-end fund in Morningstar Inc.’s Global Large-Stock Growth category.

Lazard Global Total Return and Income Fund, Inc.

Other Information (continued)

(unaudited)

Representatives of the Investment Manager discussed the results of the ISS advisory fee and net expense ratio comparisons with the Board, which showed that on both a managed assets basis and a common assets basis, the advisory fees and net expense ratios of the Fund (including and excluding investment-related expenses) were generally competitive with those of the corresponding medians of the Peer Group funds. The Board also received a description of ISS’s methodology for its construction of the Peer Group and a summary of how the methodology was applied, including, deviations from the stated methodology and the reasons therefor.

Other Accounts Advisory Fee Comparisons. Representatives of the Investment Manager advised the Board that the Investment Manager did not manage any funds, separate accounts or other accounts with investment objectives, policies, and strategies similar to those of the Fund.

ISS Performance Comparisons. The Board reviewed, among other performance information provided to the Board on a quarterly basis, information prepared by ISS including, among other information, the Fund’s net asset value performance for the one-, three-, five- and ten-year periods ended February 28, 2026, compared to performance for the same time periods to that of:

•	the Peer Group; and

•	the Fund’s benchmark index.

It was noted that the Fund was the only closed-end fund in Morningstar Inc.’s Global Large-Stock Growth category.

When evaluating the performance of the Fund, the Board considered ISS’s performance analysis along with other information provided by the Investment Manager, including additional information regarding performance expectations, as well as additional perspectives in information prepared by, and in discussions with, representatives of the Investment Manager. The Board also received and would continue to receive regular updates and/or additional information from the Investment Manager in respect of relative underperformance in certain periods or when the Fund was not performing in accordance with expectations.

Fee Calculation

The Board considered that the method of calculating management fees is based on the Fund’s Total Leveraged Assets, pursuant to which the management fee borne by stockholders will increase to the extent the Investment Manager makes Currency Investments by incurring Financial Leverage rather than reducing the percentage of net assets invested in Global Equity Investments for the purposes of making Currency Investments, and considered the potential advantages of increased investment exposure through Financial Leverage. The Board considered the economic equivalence, and the similarities, from an investment management perspective, of

Lazard Global Total Return and Income Fund, Inc.

Other Information (continued)

(unaudited)

Currency Investments (1) made with Currency Commitments and (2) made with the proceeds of Borrowings, and considered the conflicts of interest that may arise from this fee calculation methodology.

The Board considered that (1) this method of calculating management fees is different than the way closed-end investment companies (including the Peer Group) typically calculate management fees, (2) traditionally, closed-end funds calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments) and (3) the Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts or other derivative instruments whose value is derived from the performance of an underlying emerging market currency). The Board considered that the Investment Manager’s fee is different because the Fund’s leverage strategy is different than the strategy employed by many other leveraged closed-end investment companies—that although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments rather than relying exclusively on borrowing money and/or issuing preferred stock. The Board considered the Fund’s use of Currency Commitments for leverage (rather than relying exclusively on borrowing money and/or issuing preferred stock) and the Investment Manager’s belief that forward currency contracts, or other derivative instruments whose value is derived from the performance of an underlying emerging market currency, often offer a more attractive way to gain exposure to emerging market interest rate opportunities and currencies than investments in debt obligations and the fact that there might not be a viable debt market in certain emerging market countries. The Board also considered the Investment Manager’s view that foreign currency contracts present less counterparty and custody risks and the Investment Manager’s extensive expertise with these instruments, as discussed in detail in previous Board meetings.

The Board also considered the disclosure included in the Fund’s annual and semi-annual reports (e.g., note 3 in the notes to the financial statements) regarding the Fund’s methodology of calculating the Investment Manager’s fee, stating that this methodology is different from the way closed-end investment companies typically calculate management fees and explaining the potential conflicts associated with the management fee calculation methodology. In addition, the Board also considered that, to evaluate possible conflicts of interest that may arise from the fee calculation methodology, the Investment Manager had adopted procedures, including quarterly reporting and certification to the Board. The Investment Manager’s representatives stated that such procedures had been followed and that the Investment Manager would continue to follow those procedures.

Lazard Global Total Return and Income Fund, Inc.

Other Information (continued)

(unaudited)

Investment Manager Profitability, Economies of Scale and Other Benefits

The Board reviewed information prepared by the Investment Manager concerning the Investment Manager’s estimated profitability percentage resulting from its, and its affiliates’, relationship with the Fund for the calendar year ended December 31, 2025 and the Investment Manager’s cost allocation methodology to compute an estimate of the Fund’s costs to the Investment Manager. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage practices and the Fund’s brokerage allocations, commission payments and soft dollar commissions and benefits. The Investment Manager’s representatives stated that neither the Investment Manager nor its affiliates receive any significant benefits from the Investment Manager acting as investment manager to the Fund, other than the benefit of soft dollar commissions received in connection with the management of the Fund.

The Board considered that the profitability percentage was within the range determined not to be excessive by relevant court cases. The Board (1) considered the Investment Manager’s estimated profitability percentage with respect to the Fund as part of the evaluation of the Fund’s fee under the Management Agreement, considered in relation to the mix of services provided by the Investment Manager (including the nature, extent and quality of such services), and (2) evaluated the profitability percentage in light of the relevant circumstances for the Fund. Representatives of the Investment Manager and the Board discussed ways that any potential economies of scale might be realized and how they may be shared, including the Investment Manager’s reinvestment of profits back into its business, waiving or reducing management fees and/or reimbursing expenses, adding discounts to the management fee schedule as assets increase or by instituting management fees at inception that account for future scale. Representatives of the Investment Manager noted that the Fund is a closed-end fund without daily inflows and outflows of capital. The Board further considered that, as the assets of the Fund did not materially increase over the most recently completed calendar year, the potential that the Investment Manager may have realized any unshared material economies of scale was not meaningful.

Conclusions and Determinations

At the conclusion of these discussions, the Board expressed the opinion that it had been furnished with such information in connection with the May 27, 2026 and June 30, 2026 meetings and throughout the year as may reasonably be necessary to make an informed business decision with respect to evaluation of the renewal of the Management Agreement. In evaluating the Management Agreement, the Board relied on the information described above, in addition to other information provided by the Investment Manager throughout the year relating to the operations of the Fund and the investment management and other services provided under the Management

Lazard Global Total Return and Income Fund, Inc.

Other Information (concluded)

(unaudited)

Agreement. Such other information included the investment performance of the Fund in comparison to a benchmark performance index over various time periods; information regarding the expected pattern of performance for the Fund in different market conditions; general market outlook as applicable to the Fund; and compliance reports. The Board also relied on its previous knowledge, gained through meetings and other interactions with the Investment Manager, of the Investment Manager and the services provided to the Fund by the Investment Manager. Based on its discussions and considerations as described above, with the assistance of independent legal counsel and in the exercise of its business judgment, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of the significant services and infrastructure associated with the Investment Manager’s global asset management business.

•	The Board concluded that the Fund’s fee paid to the Investment Manager was supported by the factors considered by the Board in light of the totality of the services provided.

•	The Board, after considering the information provided and the totality of the relevant circumstances for the Fund, considered that the Investment Manager was taking steps intended to improve performance and the Board would continue to monitor performance.

•	It was noted that, since the Fund is a closed-end fund without daily inflows and outflows of capital, there were not at this time significant unshared economies of scale to be realized by the Investment Manager in managing the Fund’s assets.

The Board considered these conclusions and determinations in their totality as well as other relevant factors and determined to approve the Management Agreement. In deciding whether to vote to approve the Management Agreement, each Director may have accorded different weights to different factors so that each Director may have had a different basis for his or her decision.

Lazard Global Total Return and Income Fund, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

www.lazardassetmanagement.com

Investment Manager

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

Custodian

State Street Bank and Trust Company

One Iron Street

Boston, Massachusetts 02210-1641

Transfer Agent, Registrar and Dividend Disbursing Agent

Computershare

P.O. Box 43006

Providence, Rhode Island 02940-3078

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, New York 10112-0015

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036-6797

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardassetmanagement.com

This report is intended only for the information of stockholders of Lazard Global Total Return and Income Fund, Inc.

Performance information as of the most recent month end is available online at www.lazardassetmanagement.com.

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant’s remuneration paid to directors, officers and others is included as part of the Report to Stockholders filed under Item 1 of this Form.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The Registrant’s Statement Regarding Basis for Approval of Investment Advisory Contract is included as part of the Financial Statements and Financial Highlights filed under Item 7 of this Form.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which stockholders may recommend nominees to the Registrant’s Board of Directors during the period covered by this report. A description of these procedures can be found in the proxy statement for the Registrant’s most recent stockholder meeting, which is available at www.sec.gov.

ITEM 16. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 19. EXHIBITS.

(a)(1) The Code of Ethics is not applicable to this semi-annual report.

(a)(2) Not applicable.

(a)(3) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard Global Total Return and Income Fund, Inc.

By /s/ Jennifer A. Ryan

Jennifer A. Ryan

Principal Executive Officer

Date: August 26, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Jennifer A. Ryan

Jennifer A. Ryan

Principal Executive Officer

Date: August 26, 2026

By /s/ Christina Kennedy

Christina Kennedy

Principal Financial Officer

Date: August 26, 2026